Portfolio of investments—January 31, 2021 (unaudited)

		Shares	Value
Investment companies: 97.32%
Multi-Asset Class Funds: 97.32%
GMO Benchmark-Free Allocation Fund Class MF ♠		69,268,142	$1,773,957,120
Total investments in securities (Cost $1,654,448,285)	97.32%		1,773,957,120
Other assets and liabilities, net	2.68		48,792,962
Total net assets	100.00%		$1,822,750,082

♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses) on affiliated Underlying Funds	Net change in unrealized gains (losses) on affiliated Underlying Funds	Value, end of period	% of net assets
Investment companies
Multi-Asset Class Funds
GMO Benchmark-Free Allocation Fund Class MF	$2,259,258,586	$91,441,813	$(685,228,998)	$9,567,588	$98,918,131	$1,773,957,120	97.32%

	Shares, end of period	Dividends from affiliated Underlying Funds	Net realized capital gains (losses) on distributions from affiliated Underlying Funds
Investment companies
Multi-Asset Class Funds
GMO Benchmark-Free Allocation Fund Class MF	69,268,142	$55,384,563	$13,993,903
See accompanying notes to portfolio of investments

Wells Fargo Absolute Return Fund  |  1

Notes to portfolio of investments—January 31, 2021 (unaudited)

The Fund invests all of its investable assets in the GMO Benchmark-Free Allocation Fund (the “Benchmark-Free Allocation Fund”), an investment company managed by Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”). Benchmark-Free Allocation Fund is a fund-of-funds and gains its investment exposures primarily by investing in GMO Implementation Fund. In addition, Benchmark-Free Allocation Fund may invest in other GMO Funds (together with GMO Implementation Fund, the “underlying GMO funds”), whether currently existing or created in the future. These underlying GMO funds may include, among others, GMO High Yield Fund, GMO Emerging Country Debt Fund, GMO Opportunistic Income Fund, GMO Special Opportunities Fund, and the GMO Alternative Funds. GMO Implementation Fund is permitted to invest in any asset class and may engage in merger arbitrage. Benchmark-Free Allocation Fund also may invest directly in securities (including other underlying funds) and derivatives. As of January 31, 2021, the Fund owned 27% of Benchmark-Free Allocation Fund.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
The Fund values its investment in Benchmark-Free Allocation Fund at net asset value. A complete list of holdings as of January 31, 2021 (unaudited) for Benchmark-Free Allocation Fund has been included as an Appendix for your reference.
Fair valuation measurements
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
At January 31, 2021, the Fund’s investment in Benchmark-Free Allocation Fund was measured at fair value using Level 1 inputs. For the nine months ended January 31, 2021, the Fund did not have any transfers into/out of Level 3.

2  |  Wells Fargo Absolute Return Fund